Exhibit 10.18

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 8, 2013 by and among SCG Financial Acquisition Corp., a Delaware corporation (the “Company”) and the parties set forth on the attached Schedule of Stockholders (each, a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used but not otherwise defined herein have the meanings assigned such terms in Section 8 hereof.

WHEREAS, the Company is party to that certain Agreement and Plan of Merger, dated as of January 11, 2013 (the “Merger Agreement”), by and among the Company, SCG Financial Merger II Corp., a Delaware corporation and an indirect subsidiary of the Company (“Merger Sub”), Reach Media Group Holdings, Inc. (“Target”) and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative for and on behalf of the Target Holders thereunder, pursuant to which Merger Sub will merge with and into Target, with Target being the surviving entity and a wholly-owned Subsidiary of the Company (the “Merger”); and

WHEREAS, following the consummation of the Merger, the Stockholders will own 400,000 shares of Common Stock; and

WHEREAS, in order to induce the Stockholders to ratify and approve the transactions contemplated under the Merger Agreement, the Company has agreed to provide the Stockholders with the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.              Demand Registrations.

(a)           Requests for Registration. At any time following January 11, 2014, the holders of a majority of the then-outstanding Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any successor form, or if such form is not then available to the Company, Form S-1 (a “Demand Registration”), which may if so requested be a “shelf” registration under Rule 415 under the Securities Act. A request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the delivery of the Company’s notice.

(b)          Number. The holders of a majority of the then-outstanding Registrable Securities shall be entitled to request (i) one (1) Demand Registration in which the Company shall pay all Registration Expenses and (ii) an unlimited number of Demand Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in Section 5 hereof. The Company shall use commercially reasonable efforts to make Demand Registrations on Form S-3 available for the sale of Registrable Securities.

(c)           Priority on Demand Registration. Except for shares of Common Stock required to be included pursuant to the piggyback registration rights under the Other Registration Rights Agreements, the Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities requesting such registration. If a Demand Registration relates to an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within the price range acceptable to the holders of a majority of the requesting Registrable Securities, without adversely affecting the marketability of the offering, the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the holders of Registrable Securities to be included in such registration on the basis of the amount of Registrable Securities owned by each such holder.

(d)           Selection of Underwriters. With respect to a request for registration pursuant to Section 1(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the holders of a majority of the Registrable Securities to be sold in such offering and approved by the Company (which approval will not be unreasonably withheld or delayed).

2.              Piggyback Registrations.

(a)           Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act, including, without limitation, pursuant to a Demand Registration (other than in connection with registrations on Form S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within three (3) Business Days prior to the filing of the registration statement relating to such registration) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) calendar days after the delivery of the Company’s notice.

(b)           Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c)           Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration pursuant to this Agreement and the Other Registration Rights Agreements which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(d)           Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration, and the managing underwriters advise such party and the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to such party and the Company, the Company shall include in such registration (i) first, the Company, (ii) second, the securities requested to be included in such registration pursuant to this Agreement and the Other Registration Rights Agreements which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

(e)           Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the selection of investment banker(s) and manager(s) for the offering shall be approved by the Company.

(f)            Other Registrations. If the Company has previously filed a registration statement pursuant to this Agreement or any Other Registration Rights Agreement, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

3.              Market Standoff Agreement.

(a)           Each Stockholder agrees that, if requested by the managing underwriter in connection with any follow-on public offering of the Company’s equity securities, such Stockholder will not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the period of time requested by such managing underwriter (in no event to be in excess of 90 days) following the effective date of such offering (except as part of such underwritten registration), unless the underwriters managing such offering otherwise agree.

(b)           The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the effective date of any underwritten public offering of the Company’s equity securities (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4.               Registration Procedures.

(a)           Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)              prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities as soon as reasonably practicable, but in any event within 60 days following the date of a demand for registration pursuant to Section 1(a), and use commercially reasonable efforts to cause such registration statement to become effective as soon as practicable, and in any event within 90 days, following the date of filing such registration statement (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii)             notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii)            furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv)            use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(v)             notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vi)            cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(vii)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(viii)          enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(ix)             make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(x)              otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xi)             in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xii)           use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(xiii)           obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

(b)           Each seller of Registrable Securities shall deliver to the Company such requisite information as the Company may reasonably request for the purposes of completing any prospectus or preliminary prospectus as is necessary to comply with all applicable rules and regulations of the Securities and Exchange Commission.

5.               Registration Expenses.

(a)           All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)          In connection with the Demand Registration contemplated hereunder, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration. In connection with such Demand Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering any opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with such Demand Registration, if such Demand Registration is underwritten.

(c)           To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.              Indemnification.

(a)           The Company agrees to indemnify, to the extent permitted by applicable law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such untrue or alleged untrue statement was made in reliance upon and in conformity with any information furnished in writing to the Company by such holder expressly for use therein or was caused by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)           In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by applicable law, shall indemnify the other sellers of securities included in such registration and the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of material fact contained in (or incorporated by reference therein) the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements herein not misleading, but only to the extent that such untrue statement or omission was made in reliance upon and in conformity with any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in the Company’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of the Company a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

(e)           If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other from the sale of Registrable Securities pursuant the registered offering of securities as to which indemnity is sought but also the relative fault of the indemnified party and the indemnifying party as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well any other relevant equitable considerations; provided that the obligation to contribute shall be individual, not joint and several, for each contributing party and shall be limited to the net amount of proceeds received by such contributing party from the sale of Registrable Securities pursuant to such registration statement. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether such untrue or alleged omission to state a material fact relates to information supplied by the Company, by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.              Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

8.              Definitions.

(a)           “Business Day” means any day on which the principal offices of the Securities and Exchange Commission in Washington, D.C. are open to accept filings.

(b)           “Common Stock” means the common stock, par value $0.0001 per share, of the Company, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend or other recapitalization.

(c)           “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

(d)           “Other Registration Rights Agreements” means (i) the Registration Rights Agreement, dated as of the date hereof, by and between the Company and DRW Commodities, LLC; and (ii) the Registration Rights Agreement, dated as of the date hereof, by and among the Company, Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC and Tennenbaum Opportunities Partners V, LP.

(e)           “Registrable Securities” means (i) any shares of Common Stock issued to the Stockholders as of the date hereof (including any shares of Common Stock issued to the Stockholders at the Release Date of the Escrow Period contemplated in the Merger Agreement), or (ii) any other shares of Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

(f)            “Securities Act” means the Securities Act of 1933, as amended from time to time.

(g)           “Securities and Exchange Commission” means the United States Securities and Exchange Commission, and any governmental body or agency succeeding to the functions thereof.

(h)           “Subsidiary” means, as to any specified Person, any corporation a majority of the outstanding voting power of which, or any partnership, joint venture, limited liability company or other entity a majority of the total equity interests of which, is directly or indirectly (either alone or through or together with any other subsidiary) owned by such specified Person

Unless otherwise stated, any other capitalized terms contained but not otherwise herein have the meanings set forth in the Merger Agreement, unless the context clearly indicates otherwise.

9.              Miscellaneous.

(a)           No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b)           Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect in a material respect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares), unless the Company receives the written consent thereto from the holders of a majority of the then-outstanding Registrable Securities.

(c)           Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d)          Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the then-outstanding Registrable Securities; provided, however, that any such amendment or waiver which materially and adversely affects the rights or obligations of a holder or group of holders of Registrable Securities in a manner which is disproportionately adverse to such holder or group of holders of Registrable Securities relative to such rights or obligations of other holders of Registrable Securities shall be effective only with the prior written consent of the holders of a majority of the then-outstanding Registrable Securities held by such holders so affected.

(e)           Successors and Assigns. All covenants and agreements in this Agreement by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of and enforceable by, any subsequent holder of Registrable Securities, but only if such Registrable Securities are transferred in compliance with all agreements by and among the holders of the Company’s capital stock, the Company and any of the Stockholders or permitted transferees or assignees thereof, and in accordance with applicable law and if such assignee agrees to become a party to this Agreement and succeed to all of the rights and obligations of the assigning Stockholder under this Agreement with respect to the Registrable Securities acquired by such assignee by delivering to the Company an executed joinder to this Agreement substantially in the form attached hereto.

(f)           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)          Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties to this Agreement and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Signatures delivered by electronic methods shall have the same effect as signatures delivered in person.

(h)          Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i)           Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware applicable to parties residing in Delaware, without regard applicable principles of conflicts of Law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within New Castle County, Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated hereby and it agrees that process may be served upon it in any manner authorized by the Laws of the State of Delaware for such Persons and waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(i).

(j)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (i) upon receipt if delivered personally; (ii) three (3) Business Days after being mailed by registered or certified mail, postage prepaid, return receipt requested; (iii) one Business Day after it is sent by commercial overnight courier service; or (iv) upon transmission if sent via facsimile or electronic mail with confirmation of receipt to the parties to this Agreement at the addresses set forth below each of their signatures on the signature pages hereto (or at such other address for a party as shall be specified upon like notice):

(k)          Additional Parties. In connection with the issuance of any additional equity securities to any employees or directors of the Company or its Subsidiaries or to the Stockholders, with the consent of the Company’s Board of Directors, the Company may permit such person to become a party to this Agreement and succeed to all of the rights and obligations of a holder of Registrable Securities under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes become a Stockholder and a party to this Agreement.

(l)            Rules of Construction. The parties to this Agreement agree that they have each been represented by counsel during the negotiation, preparation and execution of this Agreement (or, if executed following the date hereof by counterpart, have been provided with an opportunity to review the Agreement with counsel) and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(m)          Interpretation. This Agreement shall be construed in accordance with the following rules: (i) the terms defined in this Agreement include the plural as well as the singular; (ii) all references in the Agreement to designated “Sections” and other subdivisions are to the designated sections and other subdivisions of the body of this Agreement; (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision; and (v) the words “includes” and “including” are not limiting.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the date first above written.

COMPANY:

SCG Financial Acquisition Corp.

By:	/s/ Gregory H. Sachs
Name:	Gregory H. Sachs
Title:	Chief Executive Officer

Address for Notice:

Signature Page to Registration Rights Agreement

STOCKHOLDERS:

Appleseed Investment, LLC

By:
Name:
Title:

Ashok Kumar Sinha Trust

By:
Name:
Title:

 Signature Page to Registration Rights Agreement

DAG Ventures GP Fund III, LLC

By:
Name:
Title:

DAG Ventures III, L.P.

By:
Name:
Title:

DAG Ventures III-QP, L.P.

By:
Name:
Title:

DAG Ventures I-N, LLC

By:
Name:
Title:

  Signature Page to Registration Rights Agreement

Deep Fork Capital, L.L.C.

By:
Name:
Title:

G&H Partners

By:
Name:
Title:

William R. Hearst III

By:
Name:
Title:

Stefan Heck

By:
Name:
Title:

  Signature Page to Registration Rights Agreement

Hi-Lite Holdings Ltd.

By:
Name:
Title:

KPCB Holdings, Inc.

By:
Name:
Title:

National CineMedia, LLC

By:
Name:
Title:

Mihir Parikh

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Nancy Peretsman

By:
Name:
Title:

Polar Capital Group, LLC

By:
Name:
Title:

Anoop Prakash

By:
Name:
Title:

Saudi Venture Development Company

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Pei-Ling Shen

By:
Name:
Title:

Ashok K. Sinha

By:
Name:
Title:

David Staats

By:
Name:
Title:

The Scacco Trust

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Peter Thornycroft

By:
Name:
Title:

Katherine K. Thorpe

By:
Name:
Title:

Tim Aiken & Michelle Aiken

By:
Name:
Title:

WS Investment Company, LLC (2006A)

By:
Name:
Title:

 Signature Page to Registration Rights Agreement

WS Investment Company, LLC (2010A)

By:
Name:
Title:

Lei Yang

By:
Name:
Title:

Mike Shang-Yu Yang

By:
Name:
Title:

  Signature Page to Registration Rights Agreement

COUNTERPART SIGNATURE PAGE TO

REGISTRATION RIGHTS AGREEMENT

OF

SCG FINANCIAL ACQUISITION CORP.

By executing this counterpart signature page to the Registration Rights Agreement, dated as of April 8, 2013, by and among SCG Financial Acquisition Corp. (the “Company”) and the Stockholders party thereto (the “Registration Rights Agreement”), the undersigned hereby agrees to become a party to the Registration Rights Agreement, having such rights, entitlements and obligations as set forth in the Registration Rights Agreement, a copy of which the undersigned acknowledges he has received and has had the opportunity to review. By executing this counterpart signature page, the undersigned agrees to be bound by all terms and conditions of the Registration Rights Agreement.

Stockholder:

[	]

By:
Name:
Title:

Date:

Address:

Company Acknowledgement:

SCG Financial Acquisition Corp.

By:
Name:
Title:

Counterpart Signature Page to Registration Rights Agreement